                                                                   EXHIBIT 10.14








                             LASER POWER CORPORATION


                          REGISTRATION RIGHTS AGREEMENT

                                TABLE OF CONTENTS

                                                                                         PAGE
SECTION 1.  GENERAL.........................................................................2
        1.1    Effective Date...............................................................2
        1.2    Definitions..................................................................2
SECTION 2.  REGISTRATION; RESTRICTIONS ON TRANSFER..........................................3
        2.1    Restrictions on Transfer.....................................................3
        2.2    Demand Registration..........................................................4
        2.3    Piggyback Registrations......................................................5
        2.4    Expenses of Registration.....................................................6
        2.5    Obligations of the Company...................................................6
        2.6    Termination of Registration Rights...........................................7
        2.7    Delay of Registration; Furnishing Information................................7
        2.8    Indemnification..............................................................7
        2.9    Assignment of Registration Rights............................................9
        2.10   Amendment of Registration Rights............................................10
        2.11   Limitation on Subsequent Registration Rights................................10
        2.12   Rule 144 Reporting..........................................................10
SECTION 3.  MISCELLANEOUS..................................................................10
        3.1    Governing Law...............................................................10
        3.2    Survival....................................................................10
        3.3    Successors and Assigns......................................................11
        3.4    Entire Agreement............................................................11
        3.5    Severability................................................................11
        3.6    Delays or Omissions.........................................................11
        3.7    Notices.....................................................................11
        3.8    Titles and Subtitles........................................................12
        3.9    Counterparts................................................................12


                                       i.

                             LASER POWER CORPORATION

                          REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of the ______ day of May, 1997, by and among LASER POWER CORPORATION, a Delaware corporation (the "Company"), PROXIMA CORPORATION, a Delaware corporation ("Proxima"), and UNION MINIERE INC., a _______ corporation ("Union Miniere").

                                    RECITALS

        WHEREAS, the Company and Proxima are parties to that certain Stock Exchange Agreement of even date herewith (the "Stock Exchange Agreement"), pursuant to which all of the shares of the Company's Series A Preferred Stock held by Proxima will be exchanged for 1,193,252 shares of the Company's Common Stock (the "Proxima Shares");

        WHEREAS, the Company and Proxima have entered into the Amendment to Stock Purchase Agreement of even date herewith, pursuant to which the certain registration rights and certain other rights granted to Proxima under that certain Stock Purchase Agreement, dated January 11, 1994, have been terminated;

        WHEREAS, Proxima holds an additional [125,000] shares of the Company's Common Stock (such shares and the Proxima Shares shall hereinafter be referred to collectively as the "Proxima Shares");

        WHEREAS, the Company and Union Miniere are parties to that certain Securities Purchase Agreement, dated October 30, 1987, pursuant to which Union Miniere purchased 725,000 shares of the Company's Common Stock (the "Union Miniere Shares") and Convertible Subordinated Debentures, as amended, in the aggregate principal amount of $1,660,000 (the "Debentures");

        WHEREAS, the Company and Union Miniere have entered into the Amendment to the Securities Purchase Agreement, pursuant to which certain registration rights and certain other rights granted to Union Miniere under the Securities Purchase Agreement have been terminated; and

        WHEREAS, Union Miniere holds an additional 3,693 shares of the Company's Common Stock received in lieu of Board of Directors fees (such shares and the Union Miniere Shares shall hereinafter be referred to collectively as the "Union Miniere Shares").

        NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties mutually agree as follows:

                                       1.

SECTION 1. GENERAL

        1.1 EFFECTIVE DATE. This Agreement shall become effective only upon the closing of the Initial Offering, as defined below.

        1.2 DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

               "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

               "HOLDER" means either Proxima or Union Miniere or any assignee of record of the Registrable Securities in accordance with Section 2.9 hereof.

               "INITIAL OFFERING" means the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

               "REGISTER," "REGISTERED," AND "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

               "REGISTRABLE SECURITIES" means (a) the Proxima Shares and the Union Miniere Shares; (b) Common Stock issuable upon the conversion of the Debentures and (c) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such shares. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by any Holder or a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

               "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

               "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 2.2 and 2.3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single special counsel for the Holders and all other selling stockholders, if any, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

               "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

               "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale.

                                       2.

               "SEC" OR "COMMISSION" means the Securities and Exchange
Commission.

SECTION 2. REGISTRATION; RESTRICTIONS ON TRANSFER

        2.1 RESTRICTIONS ON TRANSFER.

               (a) Each Holder agrees not to make any disposition of all or any portion of the Registrable Securities unless and until:

                             (i)    There is then in  effect a  registration
statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                             (ii)   (A) The  transferee  has  agreed in writing
to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

               (b) Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in this Agreement):

        THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

               (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

               (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

                                       3.

        2.2 DEMAND REGISTRATION.

               (a) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from any Holder (the "Initiating Holder") that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities, then the Company shall, within thirty
(30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered. Proxima (including all of its permitted transferees as a whole) and Union Miniere (including all of its permitted transferees as a whole) shall each have the right to request two (2) such registrations pursuant to this Section 2.2.

               (b) The Registrable Securities covered by such request shall be distributed by means of an underwriting. The right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (which underwriter or underwriters shall be reasonably acceptable to the Initiating Holder). Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all holders of the Company's securities which would otherwise participate in such underwriting, and the number of shares that may be included in the underwriting shall be allocated, first, to the Holders on a pro rata basis based on the total number of securities which are subject to registration rights granted by the Company held by such holders. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

               (c) The Company shall not be required to effect a registration pursuant to this Section 2.2:

                             (i) if a request for registration is received prior
to the completion of 12 full calendar months after the effective date of the Company's registration statement on Form SB-2 filed in connection with the Initial Offering; or

                             (ii) on behalf of Proxima (or any of its permitted
transferees) after the Company has effected two (2) registrations at the request of Proxima (or any of its permitted transferee), and such registrations have been declared or ordered effective; or

                             (iii) on behalf of Union Miniere (or any of its
permitted transferees) after the Company has effected two (2) registrations at the request of Union Miniere (or any of its permitted transferee), and such registrations have been declared or ordered effective; or

                             (iv) if the Company shall furnish to Holders
requesting a registration statement pursuant to this Section 2.2, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously

                                       4.

detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holder; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period.

        2.3 PIGGYBACK REGISTRATIONS. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding the registration statement on Form SB-2 filed in connection with the Initial Offering and registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act), and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include any of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include its Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

               (a) UNDERWRITING. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this
Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any stockholder of the Company (other than a Holder) on a pro rata basis. No such reduction shall (i) reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, or (ii) reduce the amount of securities of each selling Holder (including its permitted transferees) included in the registration below fifteen percent (15%) of the total amount of securities included in such registration; provided, however, if only one Holder (including its permitted transferees) is participating in such registration, then such reduction shall not be below twenty percent (20%) of the total amount of the securities included in such registration.

               (b) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in

                                       5.

such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.4 hereof.

        2.4 EXPENSES OF REGISTRATION. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or any registration under
Section 2.3 herein shall be borne by the Company; provided, however, the Company shall not be required to pay for expenses of any registration begun pursuant to
Section 2.2, and the Initiating Holder (or any permitted transferee) shall forfeit its right to one of its requested registrations pursuant to Section 2.2, if such request were subsequently withdrawn by the Initiating Holder, unless the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holder was not aware at the time of such request. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested.

        2.5 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days or, if earlier, until the Holder or Holders have completed the distribution related thereto.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing

                                       6.

underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

        2.6 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under this Section 2 shall terminate and be of no further force and effect six
(6) years after the date of the Company's Initial Offering. In addition, a Holder's registration rights shall expire if (a) such Holder (together with its affiliates, partners and former partners) holds less than two and one-half percent (2.5%) of the Company's outstanding Common Stock or (b) all Registrable Securities held by and issuable to such Holder (and its affiliates, partners and former partners) may be sold under Rule 144 during any ninety (90) day period.

        2.7 DELAY OF REGISTRATION; FURNISHING INFORMATION.

               (a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

               (b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2 or 2.3 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

        2.8 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 2.2 or 2.3:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and legal counsel of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any Violation or alleged Violation by the Company of the Securities Act,

                                       7.

the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, officer, director, legal counsel, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, legal counsel, underwriter or controlling person of such Holder; provided further that the indemnity agreement contained in this Section 2.8(a) with respect to any preliminary prospectus shall not inure to the benefit of any indemnified party from whom the person asserting any loss, claim, damage, liability or action based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased shares covered by such prospectus, if a copy of the prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected had not been sent or given to such person within the time required by the Securities Act.

               (b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers, and legal counsel and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, legal counsel, controlling person, underwriter or other Holder, or partner, officer, director, legal counsel or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.8(b) exceed the proceeds from the offering received by such Holder.

                                       8.

               (c) Promptly after receipt by an indemnified party under this
Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

               (d) If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the proceeds from the offering received by such Holder.

               (e) The obligations of the Company and Holders under this Section
2.8 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

        2.9 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities which acquires at least one hundred and sixty-seven thousand

                                       9.

(167,000) shares of Registrable Securities (as adjusted for stock splits and combinations); provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

        2.10 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and each of Proxima and Union Miniere, or provided that if either Proxima or Union Miniere has assigned its rights hereunder with respect to any shares of Registrable Securities, then with the written consent of the Holder or Holders of at least sixty-six and two-thirds percent (66-2/3%) of the Registrable Securities then outstanding that had been originally held by Proxima or Union Miniere. Any amendment or waiver effected in accordance with this Section 2.11 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Article II, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

        2.11 LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. After the date of this Agreement, the Company shall not, without the prior written consent of the Holders of sixty-six and two-thirds percent (66-2/3%) of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior to those granted to the Holders hereunder.

        2.12 RULE 144 REPORTING. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

               (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the Initial Offering; and

               (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act.

SECTION 3. MISCELLANEOUS.

        3.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

        3.2 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

                                      10.

        3.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

        3.4 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

        3.5 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        3.6 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

        3.7 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address as such party may designate by ten
(10) days advance written notice to the other parties hereto.

                                      11.

        3.8 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

        3.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


                                      12.

        IN WITNESS WHEREOF, the parties hereto have executed this REGISTRATION RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

THE COMPANY:

LASER POWER CORPORATION



By:_________________________________________

Title:______________________________________




THE HOLDERS:

PROXIMA CORPORATION



By: ________________________________________

Title:______________________________________



UNION MINIERE INC.



By: ________________________________________

Title:______________________________________


                                      13.